UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08002

                            KOREA EQUITY FUND, INC.

                    Two World Financial Center, Building B
                              New York, NY 10281

                      Nomura Asset Management U.S.A. Inc.
                    Two World Financial Center, Building B
                              New York, NY 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   October 31, 2004

Date of reporting period:  October 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS

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                            KOREA EQUITY FUND, INC.
                                                             December 20, 2004


To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2004.
The Net Asset Value per share ("NAV") of the Fund on October 31, 2004 was $5.80, representing an increase of 7.8% for the year. The closing New York Stock Exchange ("NYSE") market price of the Fund on October 31, 2004 was $5.34, representing a 7.9% discount to the NAV. The net assets of the Fund amounted to $48,748,136 on October 31, 2004.
The Korea Composite Stock Price Index ("KOSPI") climbed from 782.4 to 834.9 or 6.7%, in local currency terms, for the year. Including the South Korean won ("Won") appreciation of 5.6% during the year, this represents a total increase of 12.7% in United States ("U.S.") dollar terms. The Fund's NAV underperformed the KOSPI, in U.S. dollar terms, by 4.9 percentage points during the year. The Fund's share price (quoted on the NYSE) returned

14.8% for the year.
For the quarter ended October 31, 2004, the KOSPI increased by 18.5% in U.S. dollar terms. The NAV of the Fund increased by 15.1% during the quarter ended October 31, 2004. The Fund underperformed the KOSPI, in U.S. dollar terms, by
3.4 percentage points during the quarter.
As the Fund announced in July 2004, a shareholder proposal to terminate the Fund's investment advisory agreement was not approved at the 2004 annual shareholders meeting. The Fund's Independent Directors had unanimously opposed that proposal on the basis that the Fund continues to be a viable long-term investment vehicle for Korean equity securities and that it is in the best interest of the Fund to continue its existing advisory arrangements and operate as a stand alone closed-end fund. The Fund incurred a significant amount of expenses as a result of the proposal, which increased the Fund's expense ratio in 2004.
                             South Korean Economy
Over the course of this fiscal year, the Korean economy has been propelled by a blistering external sector, although this export growth has moderated over the course of the year. At the same time, expectations that the domestic economy would also join the recovery path and therefore provide a second pillar of support were put to rest by the fiscal year end. The full-year GDP growth rate for 2003 at 3.1% (yoy) was the slowest rate of growth in five years with 2004's lowered forecast of 5% (yoy) within reach.
A generally robust global economic environment has given South Korea a reprieve, especially with U.S. Federal Reserve Chairman Alan Greenspan's comments about sustainable growth. Despite the steady deceleration, key exporters such as Samsung Electronics Co., Ltd. are still on track for a record earnings year on the back of a stronger first half. However, President Roh's commitment to reviving the domestic economy has been undermined by a disconcerting lack of confidence among Korean consumers. The most recent data from the National Statistical Office showed that wealthier Koreans moved an estimated U.S. $13.6 billion out of the country. In August 2004, the South Korean Central Bank unexpectedly cut interest rates by 0.25%, which had the market looking for a further easing in monetary policy. However, this hope for a contrarian move against the global tightening cycle was dispelled by the subsequent indications of spiraling inflationary pressure. An eventual revival of the South Korean currency should help to stem some of the capital outflows. Hawkish rhetorical exchanges between the U.S. and North Korea over North Korea's nuclear weapons program have subsided lately. However, domestic upheavals have remained a constant source of concern for investors. President Roh was implicated in an alleged misrepresentation and illegal campaign fund raising scandal that, coupled with his declining public popularity, led him to threaten a no-confidence vote. The poor sentiment was further dampened by the succession of raids by the prosecutor's office on major South Korean company groups in search of evidence of illegal campaign donations. The National Assembly, led by a majority opposition, later passed a motion to impeach the President, although the plan backfired as President Roh's Uri Party scored a general election victory giving his party a majority in the National Assembly. Subsequently, the impeachment motion was also struck down by the Constitutional Court.
                           South Korean Stock Market
Following a torrid October 2003, the KOSPI lagged through November and December before a rally powered the index briefly past 900 in early March. The market rebounded briefly before a severe sell-off in late April through May. The KOSPI then enjoyed another good run from the middle of August to the close of the Fund's fiscal year.
Through March, a generally positive external environment drove the good performance due to increased demand for technology products and the seemingly insatiable appetite for resources. The Uri Party's victory at the General Elections in mid April set the stage for a technical rebound, though the market retreated once more in two frenzied days of trading late in the month. The positive picture was now clouded by the austerity measures imposed by the Chinese government. This resulted in concerns over a waning outlook for commodity products given China's high dependence on imported raw materials. There were also fears in the market that interest rates in the U.S. would increase sooner due to improvements in economic data.

Meanwhile, domestic conditions continue to deteriorate. LG Card, a leading credit card company, saw its share price fall drastically on the dual threat of a capital reduction and court receivership, leading eventually to a bailout from major creditor banks. By the end of the fiscal year under review, these creditor banks looked as though they would have to initiate another bailout plan for LG Card. This added further downside pressure to the financial sector, which was already experiencing poor domestic operating conditions. Sentiment was also dampened by the disappointing start to the second quarter earnings results season. Samsung Electronics, a perennial investor favorite and the stock with the largest market capitalization in the KOSPI, came out with earnings below expectations. Management painted a cautious picture of the environment going into the second half of the year, which caused jitters in the market. Exporter companies were broadly disappointing while domestic companies surprised largely due to lower expectations.
Attention shifted towards the domestic sectors despite the lack of concrete evidence of a recovery. This was kick-started by the surprising 0.25% cut in interest rates by the Central Bank prompting expectations of more cuts. President Roh's high profile commitment to reviving the domestic economy as a priority was well-accepted by investors.
                             Portfolio Activities
Early in the year, the Fund maintained the portfolio bias towards the export-oriented industries at the expense of the domestic economy. We believed that the domestic sectors would be slower to recover, despite the better external environment, due to the adjustment process, both from a structural as well as a cyclical perspective. However, by the middle of the year, our stance had been re-oriented with a focus on domestic market leaders that would best benefit from any recovery as exporters faced the difficult prospect of meeting sky high expectations.
Our initial stance was a shift to an underweight position, relative to the KOSPI sector weightings, in the electronics sector on a tactical basis through the sale of Samsung Electronics. This position was later restored to overweight, although it was again reduced through the course of the year. The argument is a simple one; while Samsung Electronics remains a core holding, competitors have narrowed the technology gap and, as one of the largest players now, it cannot escape from the cyclical swings in the industry. Earlier, the Fund bought into some component suppliers that were expected to benefit from the positive order flows from Samsung Electronics. These names have since been removed from the portfolio as they are expected to face margin pressure in a down cycle.
Over the course of the fiscal year, our stance towards the financial sector has shifted from an underweight to a slight overweight exposure. Firstly, we believe that the risks are adequately priced in, with most banks in the sector trading close to book value. This belief was also supplemented by the view that we are close to or about to reach the bottom of the cycle. The argument has been validated by the return to profitability of most banks in the first quarter 2004 earnings reports and the sustainability of profits over the next two sets of earnings reports. Secondly, the merger and acquisition activity should continue to drive the performance of banking shares going forward. Citigroup has successfully acquired a mid-size Korean bank, Koram Bank, at a price to book multiple of 1.7 times. With most banks trading at close to book value, the Fund believed that some of these banks could be acquisition targets in the future.
Given the change in view towards the domestic sectors, the Fund has selectively built-up positions in domestic market leaders in various sectors. These names included leading discount store player Shinsegae Co., Ltd., confectionary company Orion Corp., non-life insurer Samsung Fire & Marine Insurance Co., Ltd., oil refiner S-Oil Corporation, and tobacco company KT&G Corp.
                              Investment Strategy
The first half of 2005 will present a challenging environment for the Korean economy. The chief concerns are the prospects of rising interest rates globally coupled with a moderating economic environment and uncertainty over the effectiveness of the austerity measures in China. Also, unlike the previous year, there is the danger of a sharply depreciating U.S. Dollar. Despite all these uncertainties, the Fund expects a fairly benign environment where the global picture is stable. However, the market will continue to experience volatility until clearer signs emerge.

On the domestic front, the Central Bank has a difficult task of stimulating the lackluster economy while keeping a lid on spiraling inflation. Given the emergence of the inflationary pressure even as commodity prices had spiked earlier, the Fund believes that the effects may continue to be felt into the first half of 2005. Nevertheless, the strength of the Won, which is seen as a sustainable trend, should help alleviate some of the inflationary pressure. At the same time, it is hoped that this strength will also stem some capital outflows and lend support to an ailing domestic economy. However, the view remains that we are past the worst point of the domestic cycle and we are unlikely to see the trend deteriorate further.
Given the above expectations, the Fund advocates a reduction in exposure to the technology sector. The technology sector will face a tough first half of 2005 with no visible catalysts to drive share price performance.
While we remain comfortable with the valuation of a number of technology companies with the view that much of the negative news has been discounted, we see better relative performance from the domestic industries.
The Fund will continue to look to increase its exposure to the financial and domestic consumption sectors. In the case of the financials sector, this turnaround to profitability observed over the last three quarters has been achieved on the back of reduced provisioning for bad debt. This suggests that the structural adjustments have been largely dealt with and operational improvements will be the driver of performance for the coming year. While some question marks remain over the extent of the deterioration in small and medium-size enterprises' credits, the situation appears to be well-managed and under control. We appreciate your continuing support of your Fund.

                                    Sincerely,



                                    Yasushi Suzuki
                                    President

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                              CHANGE IN AUDITORS

During November 2004, PricewaterhouseCoopers LLP ("PwC") resigned as the independent registered public accountant of the Fund because PwC has been appointed to provide non-audit services to certain affiliates of the Fund's Manager, which could be viewed as inconsistent with auditor independence with respect to the Fund. The resignation of PwC was not the result of any disagreement with management. Based on the recommendation of the Audit Committee of the Fund, the Board of Directors voted to appoint Ernst & Young LLP as the independent registered public accountant for the Fund's fiscal year ended October 31, 2004. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles, financial statement disclosure, or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with their reports.
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                                 PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.
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               AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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                               INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
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


                            KOREA EQUITY FUND, INC.
                 FUND HIGHLIGHTS--OCTOBER 31, 2004 (Unaudited)

KEY STATISTICS:
Net Assets..................................................      $48,748,136
Net Asset Value per Share...................................            $5.80
Closing NYSE Market Price...................................            $5.34
Percentage Increase in Net Asset Value per Share*...........             7.8%
Percentage Increase in NYSE Market Price*...................            14.8%


KEY STATISTICS:                                                                         SOUTH KOREAN
                                                                                             WON             U.S.$
                                                                                        ------------         -----
Percentage increase in market index*
     Korea Composite Stock Price Index*............................................          6.7%            12.7%
     *From November 1, 2003 through October 31, 2004...............................



ASSET ALLOCATION:
    Korean Equity Securities................................            98.1%
    Other Assets Less Liabilities, Net......................             1.9%
    Net Assets..............................................           100.0%

INDUSTRY DIVERSIFICATION:


                                            % of                                                          % of
                                            Net Assets                                                    Net Assets
                                            ----------                                                    ----------
Consumer Electronics....................         22.4         Services................................         4.2
Automotive Equipment and Parts..........         16.8         Electrical Machinery....................         4.1
Banking and Financial Services..........         15.6         Retail..................................         3.6
Iron and Steel..........................          8.2         Oil and Gas.............................         1.8
Miscellaneous Manufacturing.............          7.5         Chemicals and Pharmaceuticals...........         1.6
Food and Beverages......................          7.1         Utilities...............................         0.6
Telecommunications......................          4.6



                                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                                                              Market        % of
Issuer                                                                                         Value     Net Assets
                                                                                           -----------   ----------
Samsung Electronics Co., Ltd..................................................             $10,068,747      20.7
Hyundai Motor Co., Ltd........................................................               5,358,742      11.0
POSCO.........................................................................               3,991,299       8.2
Hana Bank.....................................................................               3,422,347       7.0
Shinhan Financial Group., Ltd.................................................               2,331,928       4.8
SK Telecom Co., Ltd...........................................................               2,249,157       4.6
Shinsegae Co., Ltd............................................................               1,745,783       3.6
Hankook Tire Co., Ltd.........................................................               1,736,546       3.6
KT&G Corp.....................................................................               1,666,824       3.4
Nhong Shim Co., Ltd...........................................................               1,653,284       3.4


                                         See notes to financial statements.

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            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated December 12, 2003, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
December 15, 2004
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                                      7


                                              KOREA EQUITY FUND, INC.
                                             SCHEDULE OF INVESTMENTS*
                                                OCTOBER 31, 2004

                                                                                                               % of
                                                                                                 Market        Net
KOREAN EQUITY SECURITIES                                         Shares           Cost            Value       Assets
                                                                 ------           ----            -----       ------
Automotive Equipment and Parts
Halla Climate Control Company...........................          30,000       $   241,843      $  261,044     0.5
  Radiators, air-control devises, and air-conditioning
  units
Hyundai Mobis...........................................          31,750           909,058       1,626,461     3.3
  Automotive service components
Hyundai Motor, Co., Ltd.................................          72,900         1,987,061       3,532,771     7.3
Hyundai Motor, Co., Ltd. PFD............................          66,000           811,219       1,825,971     3.7
  Passenger cars, trusts autoparts and commercial
  vehicles
Kia Motors..............................................         102,000           887,731         955,823     2.0
                                                                               -----------     -----------   ------
  Automobiles and autoparts
Total Automotive Equipment and Parts....................                         4,836,912       8,202,070    16.8
                                                                               -----------     -----------   ------

Banking and Financial Services
Daishin Securities Co., Ltd.............................          29,600          $369,024        $346,060     0.7
  Securities trading, brokerage, and underwriting Hana
  Bank
Hana Bank...............................................         137,200         2,647,155       3,422,347     7.0
  Commercial bank
Kookmin Bank+...........................................          45,808         1,833,655       1,528,977     3.1
Commercial bank
Shinhan Financial Group Co., Ltd........................         118,500         1,833,788       2,331,928     4.8
                                                                               -----------     -----------   ------
  Consumer and commercial-related financial services
Total Banking and Financial ............................                         6,683,622       7,629,312    15.6
                                                                               -----------     -----------   ------

Chemicals and Pharmaceuticals
Honam Petrochemical Corporation.........................          20,000           617,260         781,794     1.6
                                                                               -----------     -----------   ------
  Petrochemicals

Consumer Electronics
LG Electronics Inc......................................          14,700           631,595         829,130     1.7
  Digital display equipment
Samsung Electronics Co., Ltd............................          22,578         4,598,552       8,855,896    18.2
Samsung Electronics Co., Ltd. PFD.......................           4,530           720,579       1,212,851     2.5
                                                                               -----------     -----------   ------
  Consumer electronics, computers and
  telecommunications
Total Consumer Electronics..............................                         5,950,726      10,897,877    22.4
                                                                               -----------     -----------   ------

Electrical Machinery
Amotech Co., Ltd........................................          36,900           600,514         418,233     0.9
  Electronic components
Samsung SDI Co., Ltd....................................          17,470         1,757,107       1,574,717     3.2
                                                                               -----------     -----------   ------
  Cathode ray tubes for televisions and computer
  monitors
Total Electrical Machinery..............................                         2,357,621       1,992,950     4.1
                                                                               -----------     -----------   ------

Food and Beverages
Binggrae Co., Ltd.......................................          11,500           250,293         267,871     0.5
  Diary products
Nhong Shim Co., Ltd.....................................           7,883           484,080       1,653,284     3.4
  Instant noodles




                                                                                                               % of
                                                                                                 Market        Net
KOREAN EQUITY SECURITIES                                         Shares           Cost            Value       Assets
                                                                 ------           ----            -----       ------
Orion Corp..............................................          19,600         1,279,986       1,562,053     3.2
                                                                               -----------     -----------   ------
  Snacks distributor
Total Food and Beverages................................                         2,014,359       3,483,208     7.1
                                                                               -----------     -----------   ------

Iron and Steel
POSCO...................................................          26,700        $2,848,144      $3,991,299     8.2
  Hot and cold rolled steel products                                           -----------     -----------   ------

Miscellaneous Manufacturing
Daewoo Shipbuilding & Marine Engineering Co., Ltd.......          16,800           241,125         247,389     0.5
  Naval and commercial ships
Hankook Tire Co., Ltd...................................         188,000         1,059,964       1,736,546     3.6
  Radial tires, batteries and aluminum alloy wheels
KT&G Corp...............................................          21,500           540,456         594,824     1.2
KT&G Corp. - 144A GDR...................................          80,000           933,845       1,072,000     2.2
                                                                               -----------     -----------   ------
  Cigarettes and other tobacco products
Total Miscellaneous Manufacturing                                                2,775,390       3,650,759     7.5
                                                                               -----------     -----------   ------

Oil and Gas
S-Oil Corporation.......................................          17,300           714,547         872,334     1.8
                                                                               -----------     -----------   ------
  Petroleum and related products

Retail
Shinsegae Co., Ltd......................................           6,210         1,301,799       1,745,783     3.6
                                                                               -----------     -----------   ------
  Department store chain

Services
Cheil Communications Inc................................           1,900           284,314         250,959     0.5
  Advertising
Daelim Industrial Co., Ltd..............................          11,000           358,528         471,218     1.0
  Civil engineering, architectural and plant construction
LG Engineering & Construction Corp......................          15,000           236,508         303,882     0.6
  Contracts civil engineering and architectural works
Samsung Fire & Marine Insurance Co., Ltd................          17,050         1,136,748       1,013,414     2.1
                                                                               -----------     -----------   ------
  Non-life insurance
Total Services..........................................                         2,016,098       2,039,473     4.2
                                                                               -----------     -----------   ------

Telecommunications
SK Telecom Co., Ltd.....................................          14,360         2,882,780       2,249,157     4.6
                                                                               -----------     -----------   ------
  Mobile telecommunications and paging services

Utilities
Korea Electric Power Corp...............................          14,000           246,239         289,246     0.6
                                                                               -----------     -----------   ------
  Power supplier
TOTAL KOREAN EQUITY SECURITIES..........................                       $35,245,497     $47,825,262    98.1
                                                                              ------------    ------------   ------
TOTAL INVESTMENTS.......................................                       $35,245,497      47,825,262    98.1
                                                                              ------------    ------------   ------
OTHER ASSETS LESS LIABILITIES, NET......................                                           922,874     1.9
                                                                                              ------------   ------
NET ASSETS..............................................                                       $48,748,136   100.0
                                                                                              ============   ======


*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
+Non-income producing security.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
GDR: Global depository receipt.
PFD: Preferred stock.

      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2004.

          Korean won             KRW               1,120.50 = $1.00



                      See notes to financial statements.


                                          KOREA EQUITY FUND, INC.
                                    STATEMENT OF ASSETS AND LIABILITIES
                                             OCTOBER 31, 2004


ASSETS:
  Investments in securities, at market value (cost--$35,245,497)...................                $47,825,262
  Cash and cash equivalents........................................................                    820,161
  Receivable for investments sold..................................................                    317,644
  Receivable for dividends.........................................................                         42
  Prepaid expenses.................................................................                      4,099
                                                                                                 -------------
       Total Assets................................................................                 48,967,208

LIABILITIES:
  Accrued management fee...........................................................                     39,649
  Other accrued expenses...........................................................                    179,423
                                                                                                  ------------
       Total Liabilities...........................................................                    219,072

NET ASSETS:
  Capital stock (par value of 8,409,000 shares of capital stock outstanding,                           840,900
    authorized 100,000,000, par value $0.10 each)..................................
  Additional Paid-in capital.......................................................                 79,885,512
  Accumulated net realized loss on investments and foreign currency                               (44,559,777)
    transactions...................................................................
  Unrealized net appreciation on investments and foreign exchange..................                 12,581,501
                                                                                                 -------------
       Net Assets..................................................................                $48,748,136
                                                                                                   ===========
Net asset value per share..........................................................                      $5.80
                                                                                                         =====



                      See notes to financial statements.


                                       KOREA EQUITY FUND, INC.
                                       STATEMENT OF OPERATIONS

                                  FOR THE YEAR ENDED OCTOBER 31, 2004

INCOME:
Dividend income (less $172,313 withholding taxes)..................................         $871,920
Interest income....................................................................            3,755
                                                                                            --------
         Total Income..............................................................                       $ 875,675
                                                                                                          ---------

EXPENSES:
Management fee.....................................................................          527,758
Legal fees.........................................................................          472,050
Custodian fees.....................................................................           85,550
Auditing and tax reporting fees....................................................           75,775
Directors' fees and expenses.......................................................           61,965
Shareholder reports................................................................           50,340
Annual meeting fees................................................................           44,175
Registration fees..................................................................           26,941
Transfer agency fees...............................................................           15,300
Miscellaneous fees.................................................................            9,130
Insurance expenses.................................................................            3,660
                                                                                           ---------
         Total Expenses............................................................                       1,372,644
         Waived Management Fee.....................................................                        (70,763)
                                                                                                        -----------
         Net Expenses..............................................................                       1,301,881
                                                                                                        -----------
INVESTMENT LOSS--NET ..............................................................                       (426,206)
                                                                                                        -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments...................................................                       4,408,068
Net realized gain on foreign exchange..............................................                          22,142
                                                                                                         ----------
Net realized gain on investments and foreign exchange..............................                       4,430,210
                                                                                                          ---------
Change in net unrealized appreciation on investments...............................                     (1,926,758)
Change in net unrealized appreciation on translation of foreign currency and other
assets and liabilities denominated in foreign currency.............................                       1,466,743
                                                                                                        -----------
Net realized and unrealized gain on investments and foreign exchange...............                       3,970,195
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................                      $3,543,989
                                                                                                         ==========



                      See notes to financial statements.


                                        KOREA EQUITY FUND, INC.
                                        STATEMENT OF OPERATIONS

                                  FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                        For the Year Ended
                                                                                           October 31,
                                                                                     2004                2003
                                                                                     ----                ----
FROM INVESTMENT ACTIVITIES:
  Net investment loss....................................................     $   (426,206)        $   (179,810)
  Net realized gain on investments.......................................         4,408,068              293,774
  Net realized gain on foreign exchange..................................            22,142              619,622
  Change in net unrealized appreciation on investments...................       (1,926,758)            8,187,983
  Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in
     foreign currency....................................................         1,466,743              260,784
                                                                              -------------       --------------
  Increase in net assets derived from activities.........................         3,543,989            9,182,353


NET ASSETS:
  Beginning of year                                                              45,204,147           36,021,794
                                                                              -------------       --------------
  End of year                                                                 $  48,748,136       $   45,204,147
                                                                              =============       ==============



                      Seen notes to financial statements.

                            KOREA EQUITY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS


                      1. Significant Accounting Policies
Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean equities. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.
(a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions--Transactions denominated in South Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period. The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2004. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2004, resulting from changes in the exchange rate.
(c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.
(d) Capital Account Reclassification--For the year ended October 31, 2004, the Fund's additional paidin- capital was decreased by $404,064 with decrease in accumulated net investment loss of $426,206 and decrease in accumulated net realized gain on investments and foreign currency transactions of $22,142. The adjustment was primarily a result of the reclassification of net investment losses and foreign exchange gains and had no impact on net assets.
(e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.
(f) Subscription for New Shares--As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.
(g) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(i) IndemnificationS--Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund's experience, the Fund expects the risk of loss to be remote.
       2. Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. ("NAM-US.A." or the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund, and effective July 24, 2001, the Shareholders approved NAM retaining its wholly-owned subsidiaries Nomura Asset Management Hong Kong Limited (NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore") as investment sub-advisers for the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.10% to 0.95% of the

Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55% of the average weekly net assets of the Fund. Effective July 24, 2001 for services performed, NAM-Hong Kong and NAM-Singapore received a monthly fee from NAM at an annual rate of 0.05% of average weekly net assets of the Fund. On November 13, 2001, NAM delegated investment discretion over the Fund's assets to NAM-Singapore. NAM pays NAM-Singapore 0.25% of average weekly net assets of the Fund. Under the management agreement, the Fund paid or accrued fees, after the voluntary waiver, to the Manager of $456,995 for the year ended October 31, 2004. This resulted in the Manager absorbing $70,763 in Fund management fees for the year ended October 31, 2004. For the year ended October 31, 2004, the Manager informed the Fund that NAM received fees of $263,879 from the Manager. In addition, NAM-Hong Kong and NAM-Singapore received fees of $23,732 and $118,661, respectively from NAM. At October 31, 2004, the fee payable to the Manager by the Fund was $39,649.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings.
Such fees and expenses for the unaffiliated Directors aggregated $61,965 for the year ended October 31, 2004.
                     3. Purchases and Sales of Investments
Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2004 were $23,845,250 and $24,829,791, respectively.
                            4. Federal Income Taxes
As of October 31, 2004, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $12,581,501 of which $14,064,128 related to appreciated securities and $1,482,627 related to depreciated securities. The aggregate cost of investments, exclusive of shortterm securities, at October 31, 2004 for Federal income tax purposes was $35,245,497. During the year ended October 31, 2004, the Fund utilized capital loss carryforwards of $4,395,505. The Fund has a capital loss carryforward as of October 31, 2004 of approximately $44,559,777 of which $4,018,304 expires on October 31, 2005, $20,128,015 expires on October 31, 2006, $6,271,812 expires on October 31, 2007, $7,181,610 expires on October 31, 2008 and $6,960,036 expires on October 31, 2009.

                            KOREA EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                                            For the Year Ended
                                                                               October 31,
                                                       -------------------------------------------------------------
                                                         2004        2003         2002         2001         2000
                                                       ---------   ----------   ----------   ----------   ----------
Net asset value, beginning of year.............         $5.38       $4.28        $3.23         $3.52        $5.63
                                                       ---------   ----------   ----------   ----------   ----------
  Net investment loss* ........................         (0.05)      (0.02)       (0.05)        (0.03)       (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency...........          0.47        1.12         1.10         (0.26)       (2.08)
                                                       ---------   ----------   ----------    ---------    ----------
  Total from investment operations.............          0.42        1.10         1.05         (0.29)       (2.11)
                                                       ---------   ----------   ----------    ---------    ----------

Net asset value, end of year ..................         $5.80       $5.38        $4.28         $3.23        $3.52
                                                       =========   ==========   ==========   ==========   ==========

Market value, end of year .....................         $5.34       $4.65        $3.730        $2.620       $2.625
Total investment return+.......................         14.8%       24.7%        42.4%         (0.2%)      (40.0%)
Ratio to average net assets/supplemental data:
  Net assets, end of year (000)...............         $48,748     $45,204      $36,022       $27,171       $29,578
  Operating expenses before waiver of a portion          2.86%       2.46%        2.50%         3.36%        2.24%
    of the management fee......................
  Operating expenses after of a portion of the           2.71%       2.31%        2.35%         3.12%        2.20%
    management fee.............................
  Net investment loss..........................         (0.89%)     (0.49%)      (1.10%)       (1.02%)      (0.60%)
  Portfolio turnover...........................           50%         58%          99%          37%           50%


---------------
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
* Based on average shares outstanding.







                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.
         INFORMATION PERTAINING TO THE BOARD OF DIRECTORS (Unaudited)
Certain biographical and other information relating to each Director who is an "interested person," as defined in the Investment Company Act of 1940 ("Investment Company Act"), of the Fund is set forth below:

                                             Term of                                              Number of     Other Public
                            Position(s)     Office and                                          Funds in the    Directorships
Name, Address and Age of     Held with      Length of           Principal Occupation(s)         Fund Complex     Held by the
        Director              the Fund     Time Served*          During Past Five Years          Overseen**       Director
--------------------------  -------------  -------------   -----------------------------------  --------------  --------------

Yasushi Suzuki (50)***       President     President       President of the Fund since May      2 registered        None
Two World Financial          and Class     and             2003; President and Director of      investment
Center, Building B New      II Director    Director        Nomura Asset Management U.S.A.       companies
York, New York                             since May       Inc. ("NAM-U.S.A.") since May        consisting of
10281                                      2003            2003; Management Executive of        2 portfolios
                                                           Nomura Asset Management Co.,
                                                           Ltd. ("NAM") from 1999 to April
                                                           2003.

John F. Wallace (76)****      Class I      Director        Retired since 2000; Vice             2 registered        None
17 Rhoda Street West          Director     since 1993      President of the Fund from 1997      investment
Hempstead,                                                 to 2000 and Secretary and            companies
New York 11552                                             Treasurer of the Fund from 1993      consisting of
                                                           to 1997; Senior Vice President       2 portfolios
                                                           of NAM-U.S.A. from 1981 to 2000,
                                                           Secretary from 1976 to 2000,
                                                           Treasurer from 1984 to 2000
                                                           and Director from 1986 to 2000.


--------------
   * Each Director serves for a three year term. Class I Directors serve until the 2007 annual shareholders meeting. Class II Directors serve until the 2005 annual shareholders meeting.
  ** In addition to the Fund, the "Fund Complex" includes Japan Smaller
     Capitalization Fund, Inc.
 *** Mr. Suzuki is a director and President of Japan Smaller Capitalization
     Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Suzuki is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM.
**** Mr. Wallace is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. As of October 31, 2004 Mr. Wallace was an "interested person," as defined in the Investment Company Act, of the Fund based on the positions he previously held with the Fund and NAM-U.S.A. Mr. Wallace became a non-interested Director on November 18, 2004.

                            KOREA EQUITY FUND, INC.
   INFORMATION PERTAINING TO THE BOARD OF DIRECTORS (Continued) (Unaudited) Certain biographical and other information relating to each Director who is not an "interested person," as defined in the Investment Company Act of 1940, of the Fund is set forth below:

                                             Term of                                              Number of     Other Public
                            Position(s)     Office and                                          Funds in the    Directorships
Name, Address and Age of     Held with      Length of          Principal Occupation(s)          Fund Complex     Held by the
        Director              the Fund     Time Served*        During Past Five Years            Overseen**       Director
--------------------------  -------------  -------------   --------------------------------     --------------  --------------

William G. Barker, Jr.        Class I      Director        Retired.                             2 registered        None
(71)                          Director     since 1993                                           investment
111 Parsonage Road                                                                              companies
Greenwich, Connecticut                                                                          consisting
06830                                                                                           of 2 portfolios

William K. Grollman (62)     Class III     Director        President since 1981 and             2 registered      SmartPros.
SmartPros Ltd.                Director     since           cofounder of SmartPros Ltd.          investment           Ltd.
12 Skyline Drive                           January 2004    (continuing education                companies
Hawthorne, New York                                        professional); former Partner        consisting
10532                                                      and National Director of BDO         of 2 portfolios
                                                           Seidman accounting firm.

Chor Weng Tan (68)            Class II     Director        Retired since 2004; Managing         2 registered        None
76 Echo Bay Drive New         Director     since 1993      Director for Education, The          investment
Rochelle,                                                  American Society of                  companies
New York 10805                                             Mechanical Engineers from            consisting
                                                           1991 to 2004.                        of 2 portfolios


Arthur R. Taylor (69)        Class III     Director        Retired since 2002; President        2 registered        None
3731 Devonshire Road          Director     since 1993      of Muhlenberg College from           investment
Allentown, Pennsylvania                                    1992 to 2002.                        companies
18103                                                                                           consisting
                                                                                                of 2 portfolios



--------------
   * Each Director serves for a three year term. Class I Directors serve until the 2007 annual shareholders meeting. Class II Directors serve until the 2005 annual shareholders meeting. Class III Directors serve until the 2006 annual shareholders meeting.
  ** Each Director is a director of Japan Smaller Capitlization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

                            KOREA EQUITY FUND, INC.
        INFORMATION PERTAINING TO THE OFFICERS OF THE FUND (Unaudited) Certain biographical and other information relating to the officers of the Fund is set forth below:


                             Position(s)
   Name, Address* and       Held with the      Term of Office and                 Principal Occupation(s)
     Age of Director             Fund        Length of Time Served*                During Past Five Years
--------------------------  ---------------  -----------------------   -----------------------------------------------

Yasushi Suzuki (50)         President and     President since 2003     President and Director of NAM-U.S.A. since
                               Class II                                May 2003; Management Executive of NAM from
                               Director                                1998 to April 2003.

Kiyoharu Ikeda (50)         Vice Presient     Vice President since     Senior Vice President and Director of
                                                      2004             NAM-U.S.A. since June 2004; Senior Manager
                                                                       of Compliance & Inspection Department for
                                                                       NAM  from 2002 to 2004; Director of
                                                                       Compliance and Client Services for AXA
                                                                       Rosenberg Investment Management Ltd. from
                                                                       1999 to 2002; General Manager of Marketing
                                                                       for Rosenberg Nomura Asset Management Ltd.
                                                                       from 1997 to 1999.

Kenneth L. Munt (57)        Vice President    Vice Presient since      Senior Vice President and Secretary of
                                                      2001             NAM-U.S.A. since 1999; Senior Vice President
                                                                       of Human Resources for Middlesex Mutual
                                                                       Assurance Company from 1996 to 1999.

Rita Chopra-Brathwaite        Treasurer       Treasurer since 2002     Vice President of NAM-U.S.A. since 2001;
(35)                                                                   Assistant Vice President of NAM-U.S.A. from
                                                                       1999 to 2000; Senior Accounting Manager from
                                                                       1997 to 1998.

Neil Daniele (44)             Secretary       Secretary since 2002     Senior Vice President of NAM-U.S.A. since
                                                                       2002; Vice President and Compliance Officer
                                                                       of Munich Re Capital Management Corp. from
                                                                       2001 to 2002; Vice President of AIG Global
                                                                       Investment Group, Inc. from 2000 to 2001;
                                                                       Compliance Officer of AIG Global Investment
                                                                       Corp. from 1996 to 2000.


-------------
 * The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
** Elected by and serves at the pleasure of the Board of Directors.

                            KOREA EQUITY FUND, INC.
         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE
     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                          DIVIDEND REINVESTMENT PLAN
     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend

                            KOREA EQUITY FUND, INC.
                    DIVIDEND REINVESTMENT PLAN-(Continued)
payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments,the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2004, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

------------------------------------------------------------------------------

                       SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.
               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)
     The 2004 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on July 21, 2004. The purpose of the meeting was (1) to elect two Class I Directors, (2) to ratify the appointment of Pricewaterhouse- Coopers LLC ("PwC") as the Fund's independent registered public accounting firm, (3) to consider the shareholder proposal to terminate the Fund's investment advisory agreement between Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.) and Nomura Asset Management., Co., Ltd. ("NAM"), and
(4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the meeting, William G. Barker, Jr. and John F. Wallace were elected by the shareholders to serve as Class I Directors until the 2007 Annual Meeting of Shareholder and/or until their respective successors are elected or qualified. In addition, shareholders ratified the selection of PwC as the Fund's independent registered public accounting firm and rejected the shareholder proposal to terminate the investment advisory agreement between NAM-U.S.A. and NAM.

     The results of the voting at the Annual Meeting were as follows:


1. To elect the Fund's Class I Directors:
                                                                        % of                                % of
                                                   Shares Voted      Outstanding      Shares Voted      Outstanding
                                                        For            Shares      Withhold Authority      Shares
                                                 ------------------ -------------- -------------------  -------------

      William G. Barker, Jr....................      4,681,751          55.7           3,113,189            37.0
      John F. Wallace..........................      4,684,451          55.7           3,110,489            37.0



2. To ratify the selection of PwC as the Fund's independent registered public accounting firm:

                                      % of                              % of                                % of
                  Shares Voted    Outstanding      Shares Voted      Outstanding      Shares Voted      Outstanding
                      For            Shares             For            Shares      Withhold Authority      Shares
                 --------------- --------------- ------------------ -------------- -------------------  -------------
                   7,738,840          92.0            37,300             0.4             18,800             0.2

3. To consider the shareholder proposal to terminate the investment advisory agreement between NAM-U.S.A. and NAM:
                                      % of                              % of                               % of
                  Shares Voted    Outstanding      Shares Voted      Outstanding      Shares Voted      Outstanding
                      For            Shares             For            Shares      Withhold Authority      Shares
                 --------------- --------------- ------------------ -------------- -------------------  -------------
                   3,555,608          42.3            506,715            6.0            756,964             9.0


BOARD OF DIRECTORS
William G. Barker, Jr.
William K. Grollman
Yasushi Suzuki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Yasushi Suzuki, President
Kiyoharu Ikeda, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
6 Battery Road 34-02 Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

-----------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.




---------------------------------------------------------
---------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------





                        KOREA
                        Equity
                      Fund, Inc.






                     ANNUAL REPORT

                    OCTOBER 31, 2004





---------------------------------------------------------
---------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------

ITEM 2.  CODE OF ETHICS

------------------------------------------------------------------------------
(a) As of October 31, 2004, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended October 31, 2004 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.
(d)  Not applicable.
(e)  Not applicable.
(f)  A copy of the Registrant's code of ethics is attached as an exhibit.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

------------------------------------------------------------------------------
The Registrant's Board of Directors has determined that William K. Grollman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

------------------------------------------------------------------------------

PricewaterhouseCoopers LLP ("PwC") resigned as the Accountant to the Registrant in November 2004 because PwC had been appointed to provide non-audit services to certain affiliates of NAM-USA that could be viewed as inconsistent with auditor independence with respect to the Registrant. The Registrant's Board of Directors appointed Ernst & Young LLP ("E&Y") as the Accountant to the Registrant for the Registrant's fiscal year ended 10/31/04.

(a) Audit Fees for the Registrant were $54,000* and $41,000** for the fiscal years ended 10/31/04 and 10/31/03, respectively.

(b) Audit-Related Fees for the Registrant were $9,000** and $9,000** for the fiscal years ended 10/31/04 and 10/31/03, respectively. These amounts represent procedures performed in connection with the review of the Registrant's semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 10/31/04 and 10/31/03 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/04 and 10/31/03, respectively.

(c) Tax Fees for the Registrant were $7,500** and $7,500** for the fiscal years ended 10/31/04 and 10/31/03, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by PwC to the Registrant.

There were no fees billed for tax services by PwC to service affiliates for the fiscal years ended 10/31/04 and 10/31/03, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $8,000** and $8,000** for the fiscal years ended 10/31/04 and 10/31/03, respectively. These amounts represent procedures performed in connection with the review of the Registrant's filings with the Osaka Securities Exchange.

There were no fees billed for all other non-audit services rendered by the PwC or E&Y to service affiliates for the fiscal years ended 10/31/04 and 10/31/03, respectively, that required pre-approval by the Audit Committee.

* Fees paid to E&Y
** Fees paid to PwC

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant's independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) N/A

(g) Non-audit fees billed by PwC for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $259,700 and $355,400 for the fiscal years ended 3/31/04 and 3/31/03, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the PwC to service affiliates. Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-

USA that provides ongoing services to the Registrant were $1.4 million for the fiscal year ended 10/31/04. This amount represents aggregate fees paid for tax-related services and non-audit related services rendered by E&Y to service affiliates.

(h) Yes. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

------------------------------------------------------------------------------
(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, William K. Grollman, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace are members of the Audit Committee.

(b)  Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS

------------------------------------------------------------------------------

The Registrant's investments in securities of unaffiliated issuers as of 10/31/04 are included in the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES

------------------------------------------------------------------------------
The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors' general oversight. The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose. The Policy and Process is set forth below.

          Policy and Process on Corporate Governance and Proxy Voting

                            NOMURA ASSET MANAGEMENT

                       NOMURA ASSET MANAGEMENT CO., LTD.
                      NOMURA ASSET MANAGEMENT U.S.A. INC.
                     NOMURA ASSET MANAGEMENT U.K. LIMITED
                   NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                   NOMURA ASSET MANAGEMENT HONG KONG LIMITED

                                  August 2004

I.   Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. ("NAM") and its investment advisory subsidiaries (listed on Schedule 1). These companies are hereinafter collectively referred to as "Nomura Asset Management". The overall objective of Nomura Asset Management is to increase the value of its clients' investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company's equity securities only because we believe them to be good investment. We will not acquire equity securities simply to obtain control of an issuer.


II.  Organizational Structure for Proxy Voting Process

The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM's overseas affiliates, which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1. Proxy Voting Committee

The Proxy Voting Committee develops the firm's positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process. From time to time, it shall have direct decision-making input on a company's specific proxy voting matters, as more fully described in Section V of this Policy. NAM's Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee. The Proxy Voting Committee may be held whenever necessary.

2.  Fund Operation Department

Regarding accounts for which NAM serves as manager, its Fund Operation Department has the primary responsibility for handling proxy voting instructions. The Department also provides necessary support to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, the Fund Operation Department classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section / / below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered a "routine agenda" item. See Note 1, Section / /) and (iii) its audit opinion attached to the company's financial statement is qualified. If a company meets one or more of the foregoing conditions, the company's proxy materials shall be forwarded to NAM's Corporate Research Department for its review. If none of these conditions apply to a company, the Fund Operation Department shall instruct the custodian to vote for the agenda. For agendas that have been forwarded to the Corporate Research Department, the Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department, or when necessary, by the Proxy Voting Committee.

For a non-Japanese issuer, our Fund Operation Department, after receiving the proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, the Corporate Research Department may rely upon the information from such sources. The Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department based on the recommendations made by overseas affiliates, or when necessary, determinations made by the Proxy Voting Committee.

Records of proxy voting instructions shall be maintained.

3.  Operations Departments at Overseas Affiliates

The operations department of each overseas affiliate ("Overseas Operations Department") generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client. The Overseas Operations Department shall also provide necessary support to NAM or other overseas affiliates with respect to the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward as necessary such materials to NAM or other relevant overseas affiliates. If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources. After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote. Records of proxy voting instructions shall be maintained.

4.  Corporate Research Department

NAM's Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, the Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List. The Corporate Research Department reviews proxy materials received from the Fund Operation Department and informs of their determinations on proxy voting. When the Corporate Research Department believes further review is necessary, it requests the Proxy Voting Committee to deliberate on the specific agenda item in question. The Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting, and will inform the Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner.

The Corporate Research Department also reviews the proxy materials received from NAM's overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios and NAM's institutional accounts, the Corporate Research Department, after receiving the proxy materials from the Fund Operation Department, shall forward such materials to the relevant overseas affiliates. Recommendations of the overseas affiliates are then delivered to the Corporate Research Department. The General Manager of the Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer specific agenda items to the Proxy Voting Committee.
The Corporate Research Department also provides its determinations on proxy voting to overseas affiliates that manage Japanese equity accounts.

5.Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM's Japanese investment trust portfolios and institutional accounts. The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North and South American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity proxy voting recommendations. When necessary, other Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region. In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g., Institutional Shareholder Services
(ISS)) to formulate their recommendations. These recommendations are delivered to NAM's Corporate Research Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts. For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended. The relevant overseas affiliate shall determine the proxy voting through the process described above.


III. Proxy Voting Process for Japanese Equities

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1.   Corporate Research Department prepares, reviews and maintains the Watch
     List.
2. Fund Operation Department classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered to be a "routine agenda" item. See Note 1.), and 3) their audit opinion attached to their financial statement is qualified.
3. If none of the conditions stated above applies to a company, the Fund Operation Department then instructs the custodian to vote for the agenda.

4. When the Fund Operation Department finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or
     (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.
5. The Corporate Research Department reviews the agenda and if it finds any problems within the agenda, details are sent to the Proxy Voting Committee for deliberation. When the Corporate Research Department determines that no problems exist, it informs the Fund Operation Department of its determinations on proxy voting.
6. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. When the Proxy Voting Committee finds specific agenda items that would not be in the clients' best interests, the Proxy Voting Committee shall determine whether to vote against or to abstain from voting on the specific agenda items. The Proxy Voting Committee's determinations shall be notified to the Fund Operation Department.
7. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.
8. For Japanese issuers whose equity securities are held in overseas affiliates' accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by NAM's Corporate Research Department.

Note 1. "Routine agenda" items are as follows:

     1. Appropriation of profit
     2. Election of directors (uncontested elections only)
     3. Election of statutory auditors
     4. Payment of lump sum bonus to retiring directors
     5. Payment of lump sum bonus to retiring statutory auditors

Notwithstanding the foregoing, any shareholder proposal is not to be considered a routine proposal.


IV.  Proxy Voting Process for Non-Japanese Equities

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1. For institutional client accounts, for which cash flows are infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorized to do so by the client.
2. For Japanese investment trusts or other open-ended investment vehicles, for which cash-flows are frequent, Nomura Asset Management shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy vote shall not be instructed if the exercise of a proxy imposes any restriction on disposal of the securities. Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.

3. NAM's Corporate Research Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of the clients' best interests.
4. NAM's Fund Operation Department, after receiving proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, they may rely upon information from such sources.
5. If the custodian has not sent proxy materials, the Corporate Research Department may seek information through other informational sources such as third party information venders.
6. The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates. The proxy materials that are available through other information sources may be used in lieu of their hardcopies.
7. Each overseas affiliate sends its proxy voting recommendations to the Corporate Research Department. The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.
8. Corporate Research Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform the Fund Operation Department of its determinations. The Fund Operation Department shall instruct the custodian to vote in accordance therewith. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its review. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda referred to is not in our clients' best interests, it shall determine either to vote against or to abstain from voting on such agenda items. The determinations of the Proxy Voting Committee shall be reported to Fund Operation Department. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.
9. For non-Japanese issuers whose equity securities are held in overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliates. The Overseas Investment Department shall provide its recommendations through the process described above.


V.   Proxy Voting Guidelines

Nomura Asset Management closely examines company voting agendas under the cases listed below. If it believes that specific agenda items are not in our clients' best interests, Nomura Asset Management shall decide either to vote against or to abstain from voting on such agenda items.

1) If it is publicly announced that the issuer violated the law or otherwise engaged in conduct that severely harmed social interests, then Nomura Asset Management would vote for shareholder social or political proposals; but only if they enhanced investment value.
2) If the issuer's audit opinion is qualified (for Japanese equity securities).
3) If the issuer's disclosure is inadequate and is deemed particularly harmful to investor interests.

4) If the issuer continuously reports poor business results and its management's efforts for improvement are found to be inadequate.
5) If the issuer plans a substantial change in its financial or business strategy and such plans might potentially cause harm to the interests of shareholders or the issuer's long-term business development. Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan if justified based on considerations of reasonable business judgment.
6) If the issuer's board of directors or statutory auditors do not provide an adequate level of internal control and are likely to harm shareholder interest.
7) If extraordinary agenda items, such as amendments to articles of incorporation are proposed which are likely to harm shareholder value.
8) For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.


VI.  Conflicts of Interest

Due to the nature of Nomura Asset Management's business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example, Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service vendors (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is required to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer. If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.


VII. Positions on Special Matters

Corporate Governance

o    Election of Directors
     Nomura Asset Management votes for candidates that best serve our clients' best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to shareholder's interest.

o    Mergers, Acquisitions and Other Corporate Restructurings
     Nomura Asset Management views all proposals on a case-by-case basis by examining the financial impact on our clients.


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


o    Anti-takeover Measures
     Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures may depress the company's market value.

     Shareholder Rights Protection Plans (Poison Pills): Shareholder rights protection plans, commonly known as poison pills, often involve issuing stock purchase rights or warrants to shareholders. These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares. Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices. This increases the costs to the potential acquirer, thus making the takeover less attractive.

     Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights protection plans (i.e., "Poison Pills"). We vote, in principal, against proposals that ask shareholders to approve such plans. Nomura Asset Management will assess shareholder rights protection plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

     Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction. Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders. As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while voting in favor of proposals that remove supermajority voting requirements.

Capital Structure Changes

o    Increases in Authorized Common Stocks
     Companies may request increases in authorized stocks for a variety of legitimate business purposes. For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalization or debt restructurings. Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

o    "Blank Check" Preferred Stocks
     Nomura Asset Management will carefully scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company's board of directors when the stocks are issued ("Blank Check Preferred Stock). We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval. To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights. All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.


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


Management Compensation

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company's long-term shareholders. We vote against plans that are inconsistent or inequitable with the company's overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility

Nomura Asset Management believes it is management's responsibility to handle ordinary business matters. Rather than arbitrarily impose a judgment on such matters, we will typically abstain from voting on proposals concerning corporate and social policy issues. However, Nomura Asset Management may decide to vote on such issues on a case-by-case basis recognizing that corporate and social responsibility issues sometimes do impact the risk-adjusted financial return of our investments.

VIII. The Watch List

Instructing the exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of companies that requires increased review (the "Watch List"). Separate Watch Lists are created for Japanese and non-Japanese issuers.

1. Watch List Criteria for Japanese Companies: A Japanese company shall be placed on the Watch List if:

     a. it is publicly announced that the company violated the law and/or if it was determined that the company's conduct severely harms social interests;
     b. the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders' interests and to the company's future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;
     c.   it meets one or more of the following conditions:
               i. the company has an accumulated deficit in the most recent accounting period;
               ii. the company has reported losses or has paid no dividend for the past three accounting periods;
               iii. the company has reported losses or has paid no dividend for the past five accounting periods;
     d.   it meets all of the following conditions:
               i.   the company's PBR(Price/Book Value Ratio) is below 1.0;
               ii.  the company's ROE is below 5 percent;
               iii. the company's shareholder's equity exceed 50 percent of its total assets;
               iv. the company' s net financial assets exceed 30 percent of its total sales;


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


               v. the company's net financial assets exceed 30 percent of its total assets; (The term "net financial asset" shall equal cash and investment securities less bonds and bank loans)
                    Companies shall be excluded if they have been listed in the last three years, or if they can demonstrate reasonable investment plans for their surplus financial assets.
     e.   it meets one of the following conditions:
               i. For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
               ii For a company listed on the Second Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
               iii For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.
     f. when Nomura Asset Management holds more than five percent of all the outstanding shares of a certain issuer.

2. Watch List Criteria for non-Japanese Issuers: A non-Japanese company shall be placed on the Watch List if:

     a.   it meets one or more of the following conditions:
               i. investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;
               ii. investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by 70 percent for the past three years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;
               iii. Nomura Asset Management holds more than one percent of all the outstanding shares of a certain issuer.
     b. The Corporate Research Department shall produce and send the Watch List to the overseas affiliates and other relevant departments. Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. The overseas affiliate, when necessary, may add a company to the Watch List.
     c. General Managers of the Corporate Research Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List. The Corporate Research Department shall maintain records of their determinations.


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


     d. The Watch List generally shall be up-dated on a semi-annual basis. Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.


Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting

Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

------------------------------------------------------------------------------
(a)  Not applicable

(b)  Not applicable

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

------------------------------------------------------------------------------

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to


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


serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates;
(ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders;
(iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.


ITEM 10. CONTROLS AND PROCEDURES

------------------------------------------------------------------------------
The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11. EXHIBITS

------------------------------------------------------------------------------
(a)(1)  Code of Ethics.
(a)(2)  Certifications of Principal Executive Officer and Principal
        Financial Officer pursuant to Rule 30a-2 under the Investment
        Company Act of 1940 are attached hereto as an exhibit.
(a)(3)  Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.


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


                                  SIGNATURES

                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.


By:  /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)


Date:  January 7, 2005
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:  /s/ Neil Daniele
-------------------------------------
Neil Daniele, Assistant Treasurer
(Principal Financial Officer)

Date:  January 7, 2005
-------------------------------------


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